Exhibit 99.1

Selected Unaudited Combined Summary of Historical Financial Data

CANADIAN PACIFIC KANSAS CITY LIMITED

Background

On September 15, 2021, Canadian Pacific Railway Limited, a Canadian corporation (“CPRL”), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Kansas City Southern, a Delaware corporation (“KCS”).

On December 14, 2021, following approval of the transaction by the shareholders of both CPRL and KCS, receipt of Mexican regulatory approvals, satisfaction of customary closing conditions and pursuant to the terms set forth in the Merger Agreement, CPRL completed the indirect acquisition of KCS. Pending regulatory approval from the U.S. Surface Transportation Board (the “STB”), the shares of KCS common stock were deposited by a subsidiary of CPRL into a voting trust to ensure that KCS operated independently of CPRL during the regulatory review process. During this period, CPRL recorded its investment in KCS using the equity method of accounting up to the date effective control of KCS was obtained.

On March 15, 2023, the STB issued a decision approving the CPRL and KCS joint merger application, subject to certain conditions. On April 14, 2023 (“Control Date”), CPRL assumed control of KCS and filed articles of amendment to change CPRL's name to Canadian Pacific Kansas City Limited ("CPKC").

Accordingly, effective as of the Control Date, CPKC consolidates KCS, accounting for the acquisition as a business combination achieved in stages. In accounting for the business combination, CPRL’s previously held interest in KCS has been remeasured to its Control Date fair value. The identifiable assets acquired, and liabilities and non-controlling interest assumed, have been measured at their fair value at the Control Date, with certain exceptions.

In this Selected Unaudited Combined Summary of Historical Financial Data, unless the context indicates otherwise, references to “CPRL” refer to Canadian Pacific Railway Limited prior to the Control Date without giving effect to the KCS business combination.

The Selected Unaudited Combined Summary of Historical Financial Data is intended to provide investors with combined company information, including the following three sections and related schedules:
–Part I - Combined Financial Highlights: Combined Financial Highlights to illustrate the estimated effects of combining CPRL and KCS key financial measures for the first quarter ended March 31, 2023 and each of the four quarters and the full year of 2022 as if CPRL and KCS formed a combined company for these periods. Certain of these combined financial measures are derived from Part II Regulation S-X Article 11 Pro Forma Financial Information included on page 4-20 prepared in accordance with Regulation S-X Article 11 ("Article 11"). Other combined financial measures presented have been derived from the Pro Forma Financial Information but have been adjusted in a manner not consistent with Article 11 and are presented as non-GAAP measures.
–Part II - Regulation S-X Article 11 - Pro forma Financial Information
•Summary of Pro forma Financial Information: Summary of Pro forma Financial Information to illustrate the estimated effects of the acquisition for the first quarter ended March 31, 2023 and each of the four quarters and the full year of 2022, as if the acquisition closed on January 1, 2022;
•Pro Forma Consolidated Statement of Income: Pro Forma Consolidated Statement of Income to provide details about pro forma adjustments applied in accordance with Article 11 to illustrate the estimated effects of the acquisition for all periods presented in the Summary of Pro Forma Financial Information; and
•Pro Forma Explanatory Notes: Pro Forma Explanatory Notes to explain the basis of presentations, presentation currency translation and each pro forma adjustment applied.
–Part III - Non-GAAP Measures: Non-GAAP Measures includes reconciliations of non-GAAP measures presented in the Part I Combined Financial Highlights to the most comparable pro forma GAAP performance measure.

The Selected Unaudited Combined Summary of Historical Financial Data is provided on a voluntary basis for illustrative purposes only and does not purport to represent what the actual consolidated results of operations would have been had CPRL had control of KCS and consolidation actually had occurred for the periods presented. The Selected Unaudited Combined Summary of Historical Financial Data also does not purport to project the future consolidated results of operations for any future period or as of any future date. The Regulation S-X Article Pro Forma Financial Information sets forth important financial measures defined by U.S. generally accepted accounting principles (“GAAP”) and utilized by CPKC management. CPKC also uses Non-GAAP performance measures, among other measures, to evaluate operating performance. These Non-GAAP performance measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and are defined and reconciled in the attached supplementary schedule Non-GAAP Measures.

This document does not represent a restatement of CPRL’s or KCS's previously issued consolidated financial statements. CPRL did not control KCS during any of the periods presented. This document has been prepared by and is the responsibility of CPKC’s management. CPKC’s independent auditors have not performed a review of this document.

Part I - Combined Financial Highlights (unaudited)

These combined financial measures are derived from Part II Regulation S-X Article 11 Pro Forma Financial Information section.

	Combined Financial Highlights (unaudited)
(in millions of Canadian dollars, except for percentages, share and per share data)	For the quarter ended					For the year ended
	03/31/23	03/31/22	06/30/22	09/30/22	12/31/22	12/31/22
Combined operating ratio(1)	66.5%	71.9%	63.7%	63.0%	63.9%	65.3%
Core adjusted combined operating ratio(2)	63.5%	66.7%	60.3%	59.8%	60.9%	61.7%
Pro forma operating income	$1,157	$795	$1,192	$1,282	$1,313	$4,582
Core adjusted combined operating income(2)	$1,262	$940	$1,303	$1,393	$1,424	$5,060
Pro forma net income attributable to controlling shareholders	$756	$1,224	$794	$861	$1,274	$4,153
Core adjusted combined income(2)	$840	$628	$882	$945	$1,066	$3,521
Pro forma diluted earnings per share	$0.81	$1.31	$0.85	$0.92	$1.37	$4.45
Core adjusted combined diluted earnings per share(2)	$0.90	$0.67	$0.95	$1.01	$1.14	$3.77
Weighted average number of diluted shares outstanding (millions)	933.5	932.7	932.6	932.9	933.2	932.9
(1) Combined operating ratio is defined as pro forma operating expenses divided by pro forma revenues.
(2) These measures are Non-GAAP measures, and have no standardized meanings prescribed by accounting principles generally accepted in the United States (“GAAP”) and, therefore, may not be comparable to similar measures presented by other companies. These measures are defined and reconciled in Part III Non-GAAP Measures.

Part II - Regulation S-X Article 11 - Pro forma Financial Information (unaudited)

1.Summary of Pro Forma Financial Information

	For the quarter ended					For the year ended
(in millions of Canadian dollars, except per share data)	03/31/23	03/31/22	06/30/22	09/30/22	12/31/22	12/31/22
Revenues
Freight	$3,385	$2,765	$3,220	$3,394	$3,566	$12,945
Non-freight	71	62	65	72	73	272
Total revenues	3,456	2,827	3,285	3,466	3,639	13,217

Operating expenses
Compensation and benefits	650	587	527	601	615	2,330
Fuel	475	396	528	516	562	2,002
Materials	98	80	86	91	94	351
Material and other	—	—	—	—	—	—
Equipment rents	70	60	60	67	77	264
Depreciation and amortization	441	408	412	419	433	1,672
Purchased services and other	565	501	480	490	545	2,016
Merger costs	—	—	—	—	—	—
Total operating expenses	2,299	2,032	2,093	2,184	2,326	8,635

Operating income	1,157	795	1,192	1,282	1,313	4,582

Less:
Equity earnings of Kansas City Southern	—	—	—	—	—	—
Other expense (income)	25	(11)	16	24	(324)	(295)
Other components of net periodic benefit recovery	(85)	(100)	(101)	(101)	(112)	(414)
Equity in net earnings of affiliates	—	—	—	—	—	—
Foreign exchange loss	—	—	—	—	—	—
Gain on settlement of treasury lock agreements	—	—	—	—	—	—
Net interest expense	210	213	214	220	222	869
Remeasurement loss of Kansas City Southern	—	7,175	—	—	—	7,175

Income (loss) before income tax expense (recovery)	1,007	(6,482)	1,063	1,139	1,527	(2,753)

Less:
Current income tax expense	219	148	210	235	272	865
Deferred tax expense (recovery)	32	(7,855)	59	43	(20)	(7,773)
Income tax expense (recovery)	251	(7,707)	269	278	252	(6,908)

Net income	$756	$1,225	$794	$861	$1,275	$4,155

Less: Net income attributable to non-controlling interest	—	1	—	—	1	2

Net income attributable to controlling shareholders	$756	$1,224	$794	$861	$1,274	$4,153

Earnings per share
Basic earnings per share	$0.81	$1.32	$0.85	$0.93	$1.37	$4.47
Diluted earnings per share	$0.81	$1.31	$0.85	$0.92	$1.37	$4.45

See “Pro Forma Consolidated Statement of Income” schedules for details about pro forma transaction accounting adjustments applied to each period presented.

2.Pro Forma Consolidated Statement of Income (unaudited)

For the first quarter ended March 31, 2023

(in millions of Canadian dollars, except per share data)	Historical Canadian Pacific Railway Limited	Adjusted Historical Kansas City Southern (Note 3)	Transaction Accounting Adjustments	Note	Consolidated
Revenues
Freight	$2,217	$—	$1,167	4a	$3,385
			1	4g
Non-freight	49	—	23	4a	71
			(1)	4g
Revenues	—	1,187	(1,187)	4a	—
Total revenues	2,266	1,187	3		3,456

Operating expenses
Compensation and benefits	438	211	1	4a	650
Fuel	326	149	—		475
Materials	72	—	26	4a	98
Materials and other	—	140	(140)	4a	—
Equipment rents	30	39	1	4a	70
Depreciation and amortization	225	136	80	4f	441
Purchased services and other	346	92	127	4a	565
Merger costs	—	12	(12)	4a	—
Total operating expenses	1,437	779	83		2,299

Operating income	829	408	(80)		1,157

Less:
Equity earnings of Kansas City Southern	(204)	—	204	4b	—
Other expense (income)	2	(1)	23	4a	25
			1	4f
Other components of net periodic benefit recovery	(86)	—	1	4a	(85)
Net interest expense	154	53	(2)	4a	210
			5	4d
Equity in net earnings of affiliates	—	(3)	3	4a	—
Foreign exchange loss	—	25	(25)	4a	—

Income before income tax expense	963	334	(290)		1,007

Less:
Current income tax expense	139	80	—	4e	219
Deferred tax expense	24	8	—	4e	32
Income tax expense	163	88	—		251

Net income	$800	$246	$(290)		$756

Less: Net income attributable to non-controlling interest	—	—	—		—

Net income attributable to controlling shareholders	$800	$246	$(290)		$756

Earnings per share
Basic earnings per share	$0.86			4i	$0.81
Diluted earnings per share	$0.86			4i	$0.81

3.Pro Forma Consolidated Statement of Income (unaudited)

For the first quarter ended March 31, 2022

(in millions of Canadian dollars, except per share data)	Historical Canadian Pacific Railway Limited	Adjusted Historical Kansas City Southern (Note 3)	Transaction Accounting Adjustments	Note	Consolidated
Revenues
Freight	$1,796	$—	$968	4a	$2,765
			1	4g
Non-freight	42	—	21	4a	62
			(1)	4g
Revenues	—	986	(986)	4a	—
Total revenues	1,838	986	3		2,827

Operating expenses
Compensation and benefits	413	168	6	4a	587
Fuel	273	123	—		396
Materials	62	—	18	4a	80
Materials and other	—	99	(99)	4a	—
Equipment rents	35	24	1	4a	60
Depreciation and amortization	210	122	76	4f	408
Purchased services and other	310	65	93	4a	501
			33	4c
Merger costs	—	16	(16)	4a	—
Total operating expenses	1,303	617	112		2,032

Operating income	535	369	(109)		795

Less:
Equity earnings of Kansas City Southern	(198)	—	198	4b	—
Other income	(1)	(1)	(10)	4a	(11)
			1	4f
Other components of net periodic benefit recovery	(101)	—	1	4a	(100)
Net interest expense	160	49	(1)	4a	213
			5	4d
Remeasurement loss of Kansas City Southern	—	—	7,175	4h	7,175
Equity in net earnings of affiliates	—	(12)	12	4a	—
Foreign exchange loss	—	2	(2)	4a	—

Income (loss) before income tax expense (recovery)	675	331	(7,488)		(6,482)

Less:
Current tax expense	86	71	(9)	4c,4e	148
Deferred tax (recovery) expense	(1)	21	(7,875)	4e	(7,855)
Income tax expense (recovery)	85	92	(7,884)		(7,707)

Net income	$590	$239	$396		$1,225

Less: Net income attributable to non-controlling interest	—	1	—		1

Net income attributable to controlling shareholders	$590	$238	$396		$1,224

Earnings per share
Basic earnings per share	$0.63			4i	$1.32
Diluted earnings per share	$0.63			4i	$1.31

4.Pro Forma Consolidated Statement of Income (unaudited)

For the second quarter ended June 30, 2022

(in millions of Canadian dollars, except per share data)	Historical Canadian Pacific Railway Limited	Adjusted Historical Kansas City Southern (Note 3)	Transaction Accounting Adjustments	Note	Consolidated
Revenues
Freight	$2,154	$—	$1,065	4a	$3,220
			1	4g
Non-freight	48	—	18	4a	65
			(1)	4g
Revenues	—	1,079	(1,079)	4a	—
Total revenues	2,202	1,079	4		3,285

Operating expenses
Compensation and benefits	348	173	6	4a	527
Fuel	370	158	—		528
Materials	63	—	23	4a	86
Materials and other	—	108	(108)	4a	—
Equipment rents	29	29	2	4a	60
Depreciation and amortization	211	125	76	4f	412
Purchased services and other	313	70	97	4a	480
Merger costs	—	16	(16)	4a	—
Total operating expenses	1,334	679	80		2,093

Operating income	868	400	(76)		1,192

Less:
Equity earnings of Kansas City Southern	(208)	—	208	4b	—
Other expense	7	1	8	4a	16
			—	4f
Other components of net periodic benefit recovery	(101)	—	—	4a	(101)
Net interest expense	160	51	(2)	4a	214
			5	4d
Equity in net losses of affiliates	—	1	(1)	4a	—
Foreign exchange loss	—	6	(6)	4a	—

Income before income tax expense	1,010	341	(288)		1,063

Less:
Current income tax expense	131	78	1	4a	210
Deferred tax expense	114	16	(71)	4e	59
Income tax expense	245	94	(70)		269

Net income	$765	$247	$(218)		$794

Less: Net income attributable to non-controlling interest	—	—	—		—

Net income attributable to controlling shareholders	$765	$247	$(218)		$794

Earnings per share
Basic earnings per share	$0.82			4i	$0.85
Diluted earnings per share	$0.82			4i	$0.85

5.Pro Forma Consolidated Statement of Income (unaudited)

For the third quarter ended September 30, 2022

(in millions of Canadian dollars, except per share data)	Historical Canadian Pacific Railway Limited	Adjusted Historical Kansas City Southern (Note 3)	Transaction Accounting Adjustments	Note	Consolidated
Revenues
Freight	$2,264	$—	$1,129	4a	$3,394
			1	4g
Non-freight	48	—	25	4a	72
			(1)	4g
Revenues	—	1,151	(1,151)	4a	—
Total revenues	2,312	1,151	3		3,466

Operating expenses
Compensation and benefits	393	202	6	4a	601
Fuel	358	158	—		516
Materials	66	—	25	4a	91
Materials and other	—	117	(117)	4a	—
Equipment rents	33	33	1	4a	67
Depreciation and amortization	213	128	78	4f	419
Purchased services and other	312	75	103	4a	490
Merger costs, net	—	15	(15)	4a	—
Total operating expenses	1,375	728	81		2,184

Operating income	937	423	(78)		1,282

Less:
Equity earnings of Kansas City Southern	(221)	—	221	4b	—
Other expense	7	—	16	4a	24
			1	4f
Other components of net periodic benefit recovery	(102)	—	1	4a	(101)
Net interest expense	166	51	(2)	4a	220
			5	4d
Equity in net earnings of affiliates	—	—	—	4a	—
Foreign exchange loss	—	16	(16)	4a	—

Income before income tax expense	1,087	356	(304)		1,139

Less:
Current income tax expense	158	76	1	4a	235
Deferred tax expense	38	18	(13)	4e	43
Income tax expense	196	94	(12)		278

Net income	$891	$262	$(292)		$861

Less: Net income attributable to non-controlling interest	—	—	—		—

Net income attributable to controlling shareholders	$891	$262	$(292)		$861

Earnings per share
Basic earnings per share	$0.96			4i	$0.93
Diluted earnings per share	$0.96			4i	$0.92

6.Pro Forma Consolidated Statement of Income (unaudited)

For the fourth quarter ended December 31, 2022

(in millions of Canadian dollars, except per share data)	Historical Canadian Pacific Railway Limited	Adjusted Historical Kansas City Southern (Note 3)	Transaction Accounting Adjustments	Note	Consolidated
Revenues
Freight	$2,413	$—	$1,152	4a	$3,566
			1	4g
Non-freight	49	—	25	4a	73
			(1)	4g
Revenues	—	1,174	(1,174)	4a	—
Total revenues	2,462	1,174	3		3,639

Operating expenses
Compensation and benefits	416	195	4	4a	615
Fuel	399	163	—		562
Materials	69	—	25	4a	94
Materials and other	—	146	(146)	4a	—
Equipment rents	43	33	1	4a	77
Depreciation and amortization	219	134	80	4f	433
Purchased services and other	327	85	133	4a	545
Merger costs, net	—	14	(14)	4a	—
Total operating expenses	1,473	770	83		2,326

Operating income	989	404	(80)		1,313

Less:
Equity earnings of Kansas City Southern	(447)	—	447	4b	—
Other expense (income)	4	(6)	(323)	4a	(324)
			1	4f
Other components of net periodic benefit recovery	(107)	—	(5)	4a	(112)
Net interest expense	166	53	(2)	4a	222
			5	4d
Equity in net earnings of affiliates	—	(1)	1	4a	—
Gain on settlement of treasury lock agreements	—	(349)	349	4a	—
Foreign exchange loss	—	20	(20)	4a	—

Income before income tax expense	1,373	687	(533)		1,527

Less:
Current income tax expense	117	155	—	4e	272
Deferred tax recovery	(15)	(9)	4	4e	(20)
Income tax expense	102	146	4		252

Net income	$1,271	$541	$(537)		$1,275

Less: Net income attributable to non-controlling interest	—	1	—		1

Net income attributable to controlling shareholders	$1,271	$540	$(537)		$1,274

Earnings per share
Basic earnings per share	$1.37			4i	$1.37
Diluted earnings per share	$1.36			4i	$1.37

7.Pro Forma Consolidated Statement of Income (unaudited)

For the year ended December 31, 2022

(in millions of Canadian dollars, except per share data)	Historical Canadian Pacific Railway Limited	Adjusted Historical Kansas City Southern (Note 3)	Transaction Accounting Adjustments	Note	Consolidated
Revenues
Freight	$8,627	$—	$4,314	4a	$12,945
			4	4g
Non-freight	187	—	89	4a	272
			(4)	4g
Revenues	—	4,390	(4,390)	4a	—
Total revenues	8,814	4,390	13		13,217

Operating expenses
Compensation and benefits	1,570	738	22	4a	2,330
Fuel	1,400	602	—		2,002
Materials	260	—	91	4a	351
Materials and other	—	470	(470)	4a	—
Equipment rents	140	119	5	4a	264
Depreciation and amortization	853	509	310	4f	1,672
Purchased services and other	1,262	295	426	4a	2,016
			33	4c
Merger costs, net	—	61	(61)	4a	—
Total operating expenses	5,485	2,794	356		8,635

Operating income	3,329	1,596	(343)		4,582

Less:
Equity earnings of Kansas City Southern	(1,074)	—	1,074	4b	—
Other expense (income)	17	(6)	(309)	4a	(295)
			3	4f
Other components of net periodic benefit recovery	(411)	—	(3)	4a	(414)
Net interest expense	652	204	(7)	4a	869
			20	4d
Remeasurement loss of Kansas City Southern	—	—	7,175	4h	7,175
Equity in net earnings of affiliates	—	(12)	12	4a	—
Gain on settlement of treasury lock agreements	—	(349)	349	4a	—
Foreign exchange loss	—	44	(44)	4a	—

Income (loss) before income tax expense (recovery)	4,145	1,715	(8,613)		(2,753)

Less:
Current income tax expense	492	380	2	4a	865
			(9)	4e
Deferred tax expense (recovery)	136	46	(7,955)	4e	(7,773)
Income tax expense (recovery)	628	426	(7,962)		(6,908)

Net income	$3,517	$1,289	$(651)		$4,155

Less: Net income attributable to non-controlling interest	—	2	—		2

Net income attributable to controlling shareholders	$3,517	$1,287	$(651)		$4,153

Earnings per share
Basic earnings per share	$3.78			4i	$4.47
Diluted earnings per share	$3.77			4i	$4.45

8.    Pro Forma Explanatory Notes

(1)Basis of Presentation

The unaudited Pro Forma Consolidated Statement of Income for the first quarter ended March 31, 2023, each of the four quarters of 2022, and the year ended December 31, 2022 (the “Pro Forma Consolidated Statement of Income”) was prepared in accordance with Regulation S-X Article 11 (“Article 11”) to illustrate the estimated effects of the acquisition and other related transactions and adjustments described below (collectively, the “adjustments” or “transaction accounting adjustments”) as if they had occurred on January 1, 2022. Quarterly data within the Pro forma Consolidated Statement of Income is derived through apportioning adjustments contained in the full year Pro forma Consolidated Statement of Income to the quarter to which the adjustments relate, as further detailed below, with no change to underlying assumptions.

Adjustments in the Pro forma Consolidated Statement of Income to align KCS’s income statement amounts to CPRL’s presentation, to recognize CPRL’s transaction costs expected to be incurred, and the associated income tax impacts of recognizing these costs are defined here as “other adjustments”. For the purposes of the Pro Forma Consolidated Statement of Income, all of the transaction costs incurred and expected to be incurred by CPRL to effect the acquisition have been included as “other adjustments” on the basis that all such costs are incurred to achieve the acquisition.

The Pro forma Consolidated Statement of Income reflects pro forma adjustments CPRL believes are necessary to present fairly CPKC’s pro forma results of income following the completion of the acquisition as of and for the periods indicated. The pro forma adjustments are based on currently available information and assumptions CPRL believes are, under the circumstances and given the information available at this time, reasonable, directly attributable to the acquisition, and reflective of adjustments necessary to report CPKC’s results of operations as if CPRL completed the acquisition. The Pro forma Consolidated Statement of Income does not include adjustments to reflect any potential revenue or operational synergies, cost savings that may be achievable in connection with the acquisition, normalization to eliminate transaction costs recognized by CPRL and KCS for the first quarter ended March 31, 2023 and the year ended December 31, 2022, or incremental estimated integration costs.

The Pro forma Consolidated Statement of Income is based on various adjustments and assumptions and is not necessarily indicative of what CPKC’s consolidated statement of income actually would have been, had the acquisition and other adjustments been completed as of the dates indicated, or will be, for any future periods. The Pro forma Consolidated Statement of Income does not purport to project the future operating results of CPKC following the completion of the acquisition.

(2) Principles of Consolidation

The Pro Forma Consolidated Statement of Income has been prepared to reflect CPRL’s accounting for the acquisition as a purchase of KCS using the acquisition method pursuant to Accounting Standards Codification 805 “Business Combinations” (“ASC 805”). Under the acquisition method, CPRL’s previously held interest in KCS is remeasured to its Control Date fair value on the Control Date.

The adjustments to the Pro Forma Consolidated Statement of Income are preliminary and have been made solely for the purpose of presenting the Pro Forma Consolidated Statement of Income, which are necessary to comply with applicable disclosure and reporting requirements. The purchase price allocation is pending finalization of various estimates, inputs and analyses. Since the Pro Forma Consolidated Statement of Income has been prepared based on preliminary estimates of fair values attributable to the purchase of KCS, the actual amounts eventually recorded for the remeasurement of CPRL’s equity investment in KCS and purchase accounting may differ materially from the information presented. For the Pro Forma Consolidated Statement of Income, the purchase price allocation has been prepared using information available to CPRL under the terms of the U.S. Surface Transportation Board protective order in force until CPRL obtained control of KCS. As a result of obtaining control on the Control Date, CPKC now has access to all KCS information necessary to finalize the purchase price allocation during a measurement period not to exceed 12 months from the Control Date. Until the purchase price allocation is finalized it is preliminary.

(3) Presentation Currency

The Pro Forma Consolidated Statements of Income are presented in Canadian dollars, while the consolidated income statements of KCS are presented in U.S. dollars. The consolidated income statements of KCS has been translated in the pro forma consolidated statements of income to Canadian dollars at the daily exchange rate for revenues and the average monthly exchange rate for all remaining expenses and income.

Statement of income
For the first quarter ended March 31, 2023

(in millions)	Historical Kansas City Southern as reported in U.S. dollars	Translated adjusted Historical Kansas City Southern in Canadian dollars (1)
Revenues	$877	$1,187

Operating expenses
Compensation and benefits	156	211
Fuel	110	149
Materials and other	103	140
Equipment costs	28	39
Depreciation and amortization	101	136
Purchased services	68	92
Merger costs, net	9	12
Total operating expenses	575	779

Operating income	302	408
Less:
Other income, net	(1)	(1)
Interest expense	39	53
Equity in net earnings of affiliates	(2)	(3)
Foreign exchange loss	19	25
Income before income tax	247	334

Current income tax expense	59	80
Deferred tax expense	6	8

Net income	182	246

Less: Net income attributable to non-controlling interest	—	—

Net income attributable to controlling shareholders	$182	$246
(1) Revenues are translated into Canadian dollars at the Bank of Canada daily exchange rate for the first quarter ended March 31, 2023 with effective exchange rate of $1.3526 and all remaining expenses and income are translated at the Bank of Canada monthly average exchange rate for the first quarter ended March 31, 2023 with effective exchange rate of $1.3526.

Statement of income
For the first quarter ended March 31, 2022

(in millions)	Historical Kansas City Southern as reported in U.S. dollars	Translated adjusted Historical Kansas City Southern in Canadian dollars (1)
Revenues	$778	$986

Operating expenses
Compensation and benefits	133	168
Fuel	97	123
Materials and other	78	99
Equipment costs	19	24
Depreciation and amortization	96	122
Purchased services	51	65
Merger costs, net	13	16
Total operating expenses	487	617

Operating income	291	369
Less:
Other income, net	(1)	(1)
Interest expense	39	49
Equity in net earnings of affiliates	(9)	(12)
Foreign exchange loss	1	2
Income before income tax	261	331

Current income tax expense	57	71
Deferred tax expense	16	21

Net income	188	239

Less: Net income attributable to non-controlling interest	1	1

Net income attributable to controlling shareholders	$187	$238
(1) Revenues are translated into Canadian dollars at the Bank of Canada daily exchange rate for the first quarter ended March 31, 2022 with effective exchange rate of $1.2668 and all remaining expenses and income are translated at the Bank of Canada monthly average exchange rate for the first quarter ended March 31, 2022 with effective exchange rate of $1.2669.

Statement of income
For the second quarter ended June 30, 2022

(in millions)	Historical Kansas City Southern as reported in U.S. dollars	Translated adjusted Historical Kansas City Southern in Canadian dollars (1)
Revenues	$846	$1,079

Operating expenses
Compensation and benefits	136	173
Fuel	123	158
Materials and other	85	108
Equipment costs	23	29
Depreciation and amortization	98	125
Purchased services	55	70
Merger costs, net	13	16
Total operating expenses	533	679

Operating income	313	400
Less:
Other expense	1	1
Interest expense	40	51
Equity in net loss of affiliates	1	1
Foreign exchange loss	4	6
Income before income tax	267	341

Current income tax expense	62	78
Deferred tax expense	11	16

Net income	194	247

Less: Net income attributable to non-controlling interest	—	—

Net income attributable to controlling shareholders	$194	$247
(1) Revenues are translated into Canadian dollars at the Bank of Canada daily exchange rate for the second quarter ended June 30, 2022 with effective exchange rate of $1.2762 and all remaining expenses and income are translated at the Bank of Canada monthly average exchange rate for the second quarter ended June 30, 2022 with effective exchange rate of $1.2763.

Statement of income
For the third quarter ended September 30, 2022

(in millions)	Historical Kansas City Southern as reported in U.S. dollars	Translated adjusted Historical Kansas City Southern in Canadian dollars (1)
Revenues	$882	$1,151

Operating expenses
Compensation and benefits	154	202
Fuel	121	158
Materials and other	89	117
Equipment costs	26	33
Depreciation and amortization	98	128
Purchased services	58	75
Merger costs, net	11	15
Total operating expenses	557	728

Operating income	325	423
Less:
Interest expense	39	51
Foreign exchange loss	12	16
Income before income tax	274	356

Current income tax expense	58	76
Deferred tax expense	15	18

Net income	201	262

Less: Net income attributable to non-controlling interest	—	—

Net income attributable to controlling shareholders	$201	$262
(1) Revenues are translated into Canadian dollars at the Bank of Canada daily exchange rate for the third quarter ended September 30, 2022 with effective exchange rate of $1.3041 and all remaining expenses and income are translated at the Bank of Canada monthly average exchange rate for the third quarter ended September 30, 2022 with effective exchange rate of $1.3048.

Statement of income
For the fourth quarter ended December 31, 2022

(in millions)	Historical Kansas City Southern as reported in U.S. dollars	Translated adjusted Historical Kansas City Southern in Canadian dollars (1)
Revenues	$864	$1,174

Operating expenses
Compensation and benefits	144	195
Fuel	121	163
Materials and other	108	146
Equipment costs	23	33
Depreciation and amortization	99	134
Purchased services	62	85
Merger costs, net	9	14
Total operating expenses	566	770

Operating income	298	404
Less:
Other income, net	(4)	(6)
Interest expense	38	53
Equity in net earnings of affiliates	(1)	(1)
Gain on settlement of treasury lock agreements	(259)	(349)
Foreign exchange loss	16	20
Income before income tax	508	687

Current income tax expense	114	155
Deferred tax recovery	(7)	(9)

Net income	401	541

Less: Net income attributable to non-controlling interest	1	1

Net income attributable to controlling shareholders	$400	$540
(1) Revenues are translated into Canadian dollars at the Bank of Canada daily exchange rate for the fourth quarter ended December 31, 2022 with effective exchange rate of $1.3582 and all remaining expenses and income are translated at the Bank of Canada monthly average exchange rate for the fourth quarter ended December 31, 2022 with effective exchange rate of $1.3641.

Statement of income
For the year ended December 31, 2022

(in millions)	Historical Kansas City Southern as reported in U.S. dollars	Translated adjusted Historical Kansas City Southern in Canadian dollars (1)
Revenues	$3,370	$4,390

Operating expenses
Compensation and benefits	567	738
Fuel	462	602
Materials and other	360	470
Equipment costs	91	119
Depreciation and amortization	391	509
Purchased services	226	295
Merger costs, net	46	61
Total operating expenses	2,143	2,794

Operating income	1,227	1,596
Less:
Other income, net	(4)	(6)
Interest expense	156	204
Equity in net earnings of affiliates	(9)	(12)
Gain on settlement of treasury lock agreements	(259)	(349)
Foreign exchange loss	33	44
Income before income tax	1,310	1,715

Current income tax expense	291	380
Deferred tax expense	35	46

Net income	984	1,289

Less: Net income attributable to non-controlling interest	2	2

Net income attributable to controlling shareholders	$982	$1,287
(1) Revenues are translated into Canadian dollars at the Bank of Canada daily exchange rate for the year ended December 31, 2022 with effective exchange rate of $1.3025 and all remaining expenses and income are translated at the Bank of Canada monthly average exchange rate for the year ended December 31, 2022 with effective exchange rate of $1.2993.

(4) Pro forma Transaction Accounting Adjustments

a. Reclassification adjustments

The following reclassification adjustments have been made in the Pro Forma Consolidated Statements of income based on underlying quarterly information:
•KCS’s revenue has been bifurcated into Freight and Non-freight revenue, consistent with CPKC’s financial statement captions;
•CPKC does not present a financial statement caption representing Materials and other. Amounts classified in this caption by KCS have been reclassified into Materials and Purchased services and other, consistent with CPKC’s financial statement captions;
•CPKC includes billings to third parties for the recovery of costs incurred for freight car repairs in Compensation and benefits and Materials. The cost recoveries recognized by KCS in Purchased services have been reclassified into these captions;
•CPKC does not present a financial statement caption representing Merger costs. Amounts classified in this caption by KCS have been reclassified into Compensation and benefits and Purchased services and other, consistent with CPKC’s financial statement captions;
•CPKC includes foreign exchange gains and losses in the financial statement caption titled Other expense. The foreign exchange losses incurred by KCS have been reclassified into this caption;
•CPKC includes gains and losses on interest rate hedges in the financial statement caption titled Other expense. KCS’s gain on interest rate hedge unwind has been reclassified into this caption; and

•additional miscellaneous amounts associated with items of lower value presented by KCS have been reclassified across Non-freight revenue, Operating expenses, non-operating income or expense, and Current income tax expense, consistent with CPKC’s financial statement captions.

b. Previously held equity method investment

Equity earnings from KCS were recognized in Equity earnings in Kansas City Southern by CPRL. These equity earnings have been removed from the pro forma consolidated statements of income.

The following table shows the amount removed for each period presented:

	For the quarter ended					For the year ended
(in millions of Canadian dollars)	March 31, 2023	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Equity earnings of KCS	$204	$198	$208	$221	$447	$1,074

c. Transaction and merger costs

The amount of transaction costs expected to be incurred by CPKC of $33 million to complete the acquisition of KCS and the associated current tax recovery on transaction costs of $9 million have been recognized within Purchased services and other in the Pro Forma Consolidated Statement of Income for the first quarter ended March 31, 2022 as if the Control Date had occurred on January 1, 2022. The estimated transaction costs and related tax deductibility are preliminary and may change. The costs incurred are non-recurring in nature.

d. Debt and finance expenses

The debt of KCS assumed at the Control Date was recorded in the preliminary purchase price allocation at fair value. The change in fair value of approximately $500 million is amortized into Net interest expense over the remaining term of the underlying debt instruments using the effective interest method. As a result, an adjustment has been recorded as an increase to Net interest expense in the pro forma consolidated statements of income and is reflected ratably on a quarterly basis.

The following table shows the amortization of change in fair value for each period presented:

	For the quarter ended					For the year ended
(in millions of Canadian dollars)	March 31, 2023	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Net interest expense	$5	$5	$5	$5	$5	$20

e. Income tax (recovery) expense

The adjustment to Income tax (recovery) expense relates to:
•a current tax recovery on transaction costs expected to be incurred by CPKC in the first quarter ended March 31, 2022 as if the Control Date had occurred on January 1, 2022;
•a deferred tax recovery related to the elimination of the deferred tax liability on the outside basis difference of the investment in KCS in the first quarter ended March 31, 2022 as if the Control Date had occurred on January 1, 2022;
•deferred tax expenses and recoveries on elimination of changes in the outside basis difference of the previously held equity investment in KCS in the first quarter ended March 31, 2023, each of the four quarters of 2022, and for the year ended December 31, 2022, as if the Control Date had occurred on January 1, 2022;
•a deferred tax recovery on amortization of fair value adjustments to investments, properties, intangible assets and debt and is reflected ratably on a quarterly basis; and
•a deferred tax recovery on CPKC unitary state apportionment changes in the first quarter ended March 31, 2022 as if the Control Date had occurred on January 1, 2022.

The tax effect is calculated based on the statutory rates in effect in the underlying taxation jurisdiction during the periods, which are estimated between 23% and 30% for CPKC for the first quarter ended March 31, 2023 and for the year ended December 31, 2022. The tax treatment and applicable tax rates of the pro forma adjustments are preliminary and may change.

The following table shows the current and deferred tax amount adjusted for each period presented:

	For the quarter ended					For the year ended
(in millions of Canadian dollars)	March 31, 2023	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Current tax recovery on transaction costs	$—	$(9)	$—	$—	$—	$(9)

Elimination of outside basis deferred tax liability	$—	$(7,838)	$—	$—	$—	$(7,838)
Deferred tax expense (recovery) on the elimination of equity earnings of KCS	23	32	(49)	9	27	19
Deferred tax recovery on amortization of fair value adjustments to investments, properties, intangible assets and debt	(23)	(21)	(22)	(22)	(23)	(88)
Revaluation of deferred income tax on unitary state apportionment changes	—	(48)	—	—	—	(48)
Total Deferred tax (recovery) expense	$—	$(7,875)	$(71)	$(13)	$4	$(7,955)

f. Depreciation and amortization expense

An adjustment to Depreciation and amortization in the Pro Forma Consolidated Statements of income has been made to reflect incremental depreciation and amortization in relation to preliminary fair value adjustments to properties and intangible assets of approximately $19,100 million. In addition, an adjustment has been made to Other (income) expense to reflect incremental amortization in relation to preliminary fair value adjustments to KCS’s investments of approximately $200 million. These adjustments are reflected ratably on a quarterly basis. When CPKC has finalized its determination of the fair value of properties, the value ultimately determined could be materially different.

The following table shows the depreciation of the change in fair value to properties and intangible assets and amortization of the change in fair value of KCS’s investments for each period presented:

	For the quarter ended					For the year ended
(in millions of Canadian dollars)	March 31, 2023	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Depreciation and amortization	$80	$76	$76	$78	$80	$310
Other (income) expense	1	1	—	1	1	3

For every $1 billion recorded as depreciable and amortizable assets, the annual depreciation and amortization expense would increase by $30 million, assuming a 3% depreciation and amortization rate. The depreciation and amortization rate of 3% approximates CPRL’s and KCS’s estimated annual rates of depreciation and amortization.

g. Intercompany transactions

Intercompany transactions between CPRL and KCS have been eliminated in the Pro Forma Statement of Income based on underlying quarterly information.

h. Remeasurement loss of Kansas City Southern

Pro forma adjustments to derecognize CPRL’s previously held equity method investment in KCS of $44,403 million and remeasure to its Control Date fair value, which is $37,226 million and forms part of the purchase consideration, have been recorded, resulting in a loss of $7,177 million. The remeasurement loss is primarily due to the reversal of the portion of the carrying value of the equity investment in KCS related to the deferred tax liability previously recognized on the outside basis. Associated accumulated other comprehensive income of $2 million has been reclassified to retained earnings and is included in the calculation of loss on remeasurement resulting in a net remeasurement loss of $7,175 million and is recorded in the first quarter ended March 31, 2022 as if the Control Date had occurred on January 1, 2022.

i. Pro forma earnings per share

No additional shares of CPRL were issued to effect the transactions reflected in the Pro Forma Consolidated Statement of Income, and therefore the number of weighted average shares outstanding in the calculation of Earnings per share, both basic and diluted, is unchanged.

Part III - Non-GAAP Measures

CPKC presents Non-GAAP measures to provide a basis for evaluating underlying earnings in CPKC’s business that can be compared with the results of operations in prior periods. In addition, these Non-GAAP measures facilitate a multi-period assessment of long-term profitability, allowing management and other external users of CPKC’s combined financial information to compare profitability on a long-term basis, including assessing future profitability, with that of CPKC’s peers.

These Non-GAAP measures have no standardized meaning and are not defined by GAAP and, therefore, may not be comparable to similar measures presented by other companies. The presentation of these Non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or as superior to the financial information presented in accordance with GAAP.

Non-GAAP Performance Measures

CPKC uses adjusted earnings results including Core adjusted combined operating income, Core adjusted combined operating ratio, Core adjusted combined income, and Core adjusted combined diluted earnings per share to evaluate CPKC’s operating performance and for planning and forecasting future business operations and future profitability while isolating for the impact of recording the KCS business combination. KCS purchase accounting represents the amortization of basis differences being the incremental depreciation and amortization in relation to fair value adjustments to properties and intangible assets, incremental amortization in relation to fair value adjustments to KCS’s investments, and amortization of the change in fair value of debt of KCS assumed at the Control Date, as recognized within Depreciation and amortization, Other (income) expense, and Net interest expense, respectively, in the Company's Pro Forma Consolidated Statements of Income. All assets subject to KCS purchase accounting contribute to income generation and will continue to amortize over their estimated useful lives. These Non-GAAP measures provide meaningful supplemental information regarding operating results because they exclude certain significant items that are not considered indicative of future financial trends either by nature or amount or provide improved comparability to past performance. As a result, these items are excluded for management's assessment of operational performance, allocation of resources, and preparation of annual budgets. These significant items include, but are not limited to, KCS's gain on unwinding of interest rate hedges, acquisition-related costs, changes in the outside basis tax difference between the carrying amount of CPKC's equity investment in KCS and its tax basis of this investment, loss on derecognition of CPKC’s previously held equity method investment in KCS and remeasurement at its Control Date fair value, changes in income tax rates, and changes to an uncertain tax item. Acquisition-related costs include legal, consulting, financing fees, integration planning costs consisting of third-party services and system migration, debt exchange transaction costs, community investments, and transaction and integration costs incurred by KCS. These items may not be non-recurring. However, excluding these significant items from GAAP results allows for a consistent understanding of the CPKC's combined financial performance when performing a multi-period assessment including assessing the likelihood of future results. Accordingly, these Non-GAAP financial measures may provide insight to investors and other external users of the CPKC's combined financial information.

In the first quarter of 2023, there was one significant item included in CPKC Pro forma Net income as follows:
•Acquisition-related costs of $28 million ($21 million after current tax recovery of $7 million), including costs of $11 million recognized in Compensation and benefits, $14 million recognized in Purchased services and other, and $3 million recognized in Other (income) expense that unfavourably impacted Pro forma Diluted EPS by 2 cents.

In 2022, there were six significant items included in CPKC Pro forma Net income as follows:
•in the fourth quarter, a gain of $349 million recognized in Other (income) expense due to KCS's gain on unwinding of interest rate hedges ($265 million after deferred tax expense of $84 million) that favourably impacted Pro forma Diluted EPS by 28 cents;
•in the fourth quarter, a deferred tax recovery of $24 million as a result of a reversal of an uncertain tax item related to a prior period that favourably impacted Pro forma Diluted EPS by 3 cents;
•in the first quarter, a remeasurement loss of KCS of $7,175 million recognized in Remeasurement loss of Kansas City Southern due to the derecognition of CPKC’s previously held equity method investment in KCS and remeasurement at its Control Date fair value that unfavourably impacted Pro forma Diluted EPS by $7.69;
•in the first quarter, a deferred tax recovery of $7,838 million related to the elimination of the deferred tax liability on the outside basis difference of the investment in KCS as at January 1, 2022 that favourably impacted Pro forma Diluted EPS by $8.40;
•during the course of the year, acquisition-related costs of $168 million in connection with the KCS acquisition ($132 million after current tax recovery of $36 million), including costs of $55 million recognized in Compensation and benefits, and $113 million recognized in Purchased services and other, that unfavourably impacted Pro forma Diluted EPS by 14 cents as follows:
◦in the fourth quarter, acquisition-related costs of $31 million ($16 million after current tax recovery of $15 million), including costs of $12 million recognized in Compensation and benefits, and $19 million recognized in Purchased services and other, that unfavourably impacted Pro forma Diluted EPS by 2 cents;

◦in the third quarter, acquisition-related costs of $33 million ($33 million after net tax of $nil), including costs of $14 million recognized in Compensation and benefits, and $19 million recognized in Purchased services and other, that unfavourably impacted Pro forma Diluted EPS by 3 cents;
◦in the second quarter, acquisition-related costs of $35 million ($29 million after current tax recovery of $6 million), including costs of $14 million recognized in Compensation and benefits, and $21 million recognized in Purchased services and other, that unfavourably impacted Pro forma Diluted EPS by 3 cents; and
◦in the first quarter, acquisition-related costs of $69 million ($54 million after current tax recovery of $15 million), including costs of $15 million recognized in Compensation and benefits, and $54 million recognized in Purchased services and other, that unfavourably impacted Pro forma Diluted EPS by 6 cents; and
•during the course of the year, income tax rate changes of $60 million that favourably impacted Pro forma Diluted EPS by 6 cents as follows:
◦in the third quarter, a deferred tax recovery of $12 million due to a decrease in the Iowa state tax rate that favourably impacted Pro forma Diluted EPS by 1 cent; and
◦in the first quarter, a deferred tax recovery of $48 million due to CPKC unitary state apportionment changes that favourably impacted Pro forma Diluted EPS by 5 cents.

KCS purchase accounting included in CPKC Pro forma Net income was as follows:
•In the first quarter of 2023, KCS purchase accounting of $86 million ($63 million after deferred tax recovery of $23 million), including costs of $80 million recognized in Depreciation and amortization, $5 million recognized in Net interest expense, and $1 million recognized in Other (income) expense, that unfavourably impacted Pro forma Diluted EPS by 7 cents.
•during the course of the year of 2022, KCS purchase accounting of $333 million ($245 million after deferred tax recovery of $88 million), including costs of $310 million recognized in Depreciation and amortization, $20 million recognized in Net interest expense, and $3 million recognized in Other (income) expense, that unfavourably impacted Pro forma Diluted EPS by 26 cents as follows:
◦in the fourth quarter, KCS purchase accounting of $86 million ($63 million after deferred tax recovery of $23 million), including costs of $80 million recognized in Depreciation and amortization, $5 million recognized in Net interest expense, and $1 million recognized in Other (income) expense, that unfavourably impacted Pro forma Diluted EPS by 6 cents;
◦in the third quarter, KCS purchase accounting of $84 million ($62 million after deferred tax recovery of $22 million), including costs of $78 million recognized in Depreciation and amortization, $5 million recognized in Net interest expense, and $1 million recognized in Other (income) expense, that unfavourably impacted Pro forma Diluted EPS by 7 cents;
◦in the second quarter, KCS purchase accounting of $81 million ($59 million after deferred tax recovery of $22 million), including costs of $76 million recognized in Depreciation and amortization, and $5 million recognized in Net interest expense, that unfavourably impacted Pro forma Diluted EPS by 7 cents; and
◦in the first quarter, KCS purchase accounting of $82 million ($61 million after deferred tax recovery of $21 million), including costs of $76 million recognized in Depreciation and amortization, $5 million recognized in Net interest expense, and $1 million recognized in Other (income) expense, that unfavourably impacted Pro forma Diluted EPS by 6 cents.

Reconciliation of GAAP Performance Measures to Non-GAAP Performance Measures

The following tables reconcile the most directly comparable measures presented in accordance with GAAP to the Non-GAAP measures:

Core adjusted combined operating income is calculated as Pro forma operating income less significant items.

	For the quarter ended					For the year ended
(in millions of Canadian dollars)	March 31, 2023	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
CPKC Pro forma operating income	$1,157	$795	$1,192	$1,282	$1,313	$4,582
Less:
Acquisition-related costs	(25)	(69)	(35)	(33)	(31)	(168)
KCS purchase accounting in Depreciation and amortization	(80)	(76)	(76)	(78)	(80)	(310)
CPKC Core adjusted combined operating income	$1,262	$940	$1,303	$1,393	$1,424	$5,060

Core adjusted combined operating ratio excludes those significant items that are reported within Pro forma operating income.

	For the quarter ended					For the year ended
	March 31, 2023	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
CPKC Pro forma operating ratio	66.5%	71.9%	63.7%	63.0%	63.9%	65.3%
Less:
Acquisition-related costs	0.7%	2.5%	1.1%	0.9%	0.8%	1.3%
KCS purchase accounting in Depreciation and amortization	2.3%	2.7%	2.3%	2.3%	2.2%	2.3%
CPKC Core adjusted combined operating ratio	63.5%	66.7%	60.3%	59.8%	60.9%	61.7%

Core adjusted combined income is calculated as Pro forma net income attributable to controlling shareholders adjusted for significant items.

	For the quarter ended					For the year ended
(in millions of Canadian dollars)	March 31, 2023	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
CPKC Pro forma net income attributable to controlling shareholders	$756	$1,224	$794	$861	$1,274	$4,153
Less:
KCS net gain on unwind of interest rate hedges	—	—	—	—	349	349
Acquisition-related costs	(28)	(69)	(35)	(33)	(31)	(168)
KCS purchase accounting	(86)	(82)	(81)	(84)	(86)	(333)
Remeasurement loss of Kansas City Southern	—	(7,175)	—	—	—	(7,175)
Add:
Tax effect of adjustments(1)	(30)	(36)	(28)	(21)	48	(37)
Reversal of deferred tax liability on the outside basis difference of the investment in KCS	—	(7,838)	—	—	—	(7,838)
Income tax rate changes	—	(48)	—	(12)	—	(60)
Reversal of provision for uncertain tax item	—	—	—	—	(24)	(24)
CPKC Core adjusted combined income	$840	$628	$882	$945	$1,066	$3,521
(1) The tax effect of adjustments was calculated as the pre-tax effect of the adjustments multiplied by the applicable tax rate for the above items of 27.03%, 0.49%, 24.14%, 17.95%, 20.69%, and 0.50% for the first quarter ended March 31, 2023, each of the four quarters of 2022, and the year ended December 31, 2022, respectively. The applicable tax rates reflect the taxable jurisdictions and nature, being on account of capital or income, of the significant items.

Core adjusted combined diluted earnings per share is calculated as Pro forma diluted earnings per share less significant items.

	For the quarter ended					For the year ended
	March 31, 2023	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
CPKC Pro forma diluted earnings per share	$0.81	$1.31	$0.85	$0.92	$1.37	$4.45
Less:
KCS net gain on unwind of interest rate hedges	—	—	—	—	0.37	0.37
Acquisition-related costs	(0.03)	(0.07)	(0.04)	(0.04)	(0.03)	(0.18)
KCS purchase accounting	(0.09)	(0.09)	(0.09)	(0.08)	(0.09)	(0.35)
Remeasurement loss of Kansas City Southern	—	(7.69)	—	—	—	(7.69)
Add:
Tax effect of adjustments(1)	(0.03)	(0.04)	(0.03)	(0.02)	0.05	(0.04)
Reversal of deferred tax liability on the outside basis difference of the investment in KCS	—	(8.40)	—	—	—	(8.40)
Income tax rate changes	—	(0.05)	—	(0.01)	—	(0.06)
Reversal of provision for uncertain tax item	—	—	—	—	(0.03)	(0.03)
CPKC Core adjusted combined diluted earnings per share	$0.90	$0.67	$0.95	$1.01	$1.14	$3.77
(1) The tax effect of adjustments was calculated as the pre-tax effect of the adjustments multiplied by the applicable tax rate for the above items of 27.03%, 0.49%, 24.14%, 17.95%, 20.69%, and 0.50% for the first quarter ended March 31 ,2023, each of the four quarters of 2022, and the year ended December 31, 2022, respectively. The applicable tax rates reflect the taxable jurisdictions and nature, being on account of capital or income, of the significant items.